UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 26, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On June 26, 2012, Exelon Generation Company, LLC (Generation) announced the pricing terms for its private exchange offers to certain eligible holders to exchange any and all of the outstanding 7.60% Senior Notes due 2032 (CUSIP No. 210371 AF7) (Old Notes) of its parent Exelon Corporation (Exelon) (which were assumed by Exelon from Constellation Energy Group, Inc.), for:

•	Generation’s newly issued 4.25% Senior Notes due 2022 (the New 2022 Notes), plus a cash payment (2022 Exchange Offer); and

•

Generation’s newly issued 5.60% Senior Notes due 2042 (the New 2042 Notes, and together with the New 2022 Notes, the New Notes), plus a cash payment (the 2042 Exchange Offer, and together with the 2022 Exchange Offer, the Exchange Offer).

On June 27, 2012, Generation announced the expiration of the early participation period for the Exchange Offer at 5:00 p.m. New York City time on June 26, 2012. As of the Early Participation Date, according to D.F. King & Co., Inc., the exchange agent for the Exchange Offer, the aggregate principal amount of Old Notes validly tendered and not withdrawn in the 2022 Exchange Offer was $204,104,000. As of the Early Participation Date, according to D.F. King & Co., Inc., the aggregate principal amount of Old Notes validly tendered and not withdrawn in the 2042 Exchange Offer was $236,803,000. Generation has accepted all such Old Notes for exchange and expects to pay the applicable total exchange price with respect to such Old Notes on June 28, 2012. Holders of Old Notes may no longer validly withdraw tenders of Old Notes.

The Exchange Offer is made in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside of the United States to non-U.S. persons in reliance on Regulation S under the Securities Act, subject to market and other conditions.

A copy of the press release announcing the pricing terms of the Exchange Offer is attached hereto and incorporated by reference as Exhibit 99.1

A copy of the press release announcing expiration of early participation period for the Exchange Offer is attached hereto and incorporated by reference as Exhibit 99.2.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Exelon and Generation on June 26, 2012 announcing the pricing terms of the Exchange Offer.

99.2	Press Release issued by Exelon and Generation on June 27, 2012 announcing expiration of early participation period for the Exchange Offer.

* * * * *

This combined Form 8-K is being furnished separately by Exelon and Generation (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Constellation Energy Group’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; (3) the Registrants’ First Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; and (4) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Andrew L. Good
Andrew L. Good
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

June 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Exelon and Generation on June 26, 2012 announcing the pricing terms of the Exchange Offer.

99.2	Press Release issued by Exelon and Generation on June 27, 2012 announcing expiration of early participation period for the Exchange Offer.